UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2009

PIONEER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (210) 828-7689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On November 11, 2009, Pioneer Drilling Company issued a press release announcing that it is publicly offering up to 3,820,000 shares of common stock, with an underwriter’s option to purchase up to 573,000 additional shares of common stock to cover any over-allotments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated November 11, 2009, announcing offering of up to 3.82 million shares of common stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY

By	/S/ CARLOS R. PEÑA
Carlos R. Peña
Vice President, General Counsel and Secretary
(Duly Authorized Officer)

Date: November 12, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 11, 2009, announcing offering of up to 3.82 million shares of common stock